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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 22, 2005

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

          DELAWARE                       1-09335                 36-2545354
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation)                                       identification no.)

            1695 RIVER ROAD
            DES PLAINES, IL                                        60018
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]   Written communications pursuant to Rule 425 under the Securities
                Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 22, 2005, Schawk, Inc. (the "Company") announced its earnings results for the quarter and year ended December 31, 2004. Attached as
Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 9.01(c).  EXHIBITS.

         Exhibit 99.1   Press Release dated February 22, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SCHAWK, INC.


Date:  February 22, 2005                    By:  /s/ A. Alex Sarkisian
                                               --------------------------------
                                                 A. Alex Sarkisian
                                                 Executive Vice President and
                                                 Chief Operating Officer and
                                                 Corporate Secretary


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                                INDEX TO EXHIBITS

   Exhibit
   -------
    99.1              Press Release dated February 22, 2005.